                                                EXECUTION COPY


                           DPL INC.


                        $500,000,000


                6.32% Senior Notes due 2004


                   ---------------------
                  NOTE PURCHASE AGREEMENT
                   ---------------------





                 Dated as of April 6, 1999

                     TABLE OF CONTENTS

Section                                                             Page
-------                                                             ----

1.   AUTHORIZATION OF NOTES.                                          5
2.   SALE AND PURCHASE OF NOTES.                                      5
3.   CLOSING.                                                         6
4.   CONDITIONS TO CLOSING.                                           6
4.1.  Representations and Warranties.                                 6
4.2.  Performance; No Default.                                        6
4.3.  Compliance Certificates.                                        6
4.4.  Opinions of Counsel.                                            7
4.5.  Purchase Permitted By Applicable Law, etc.                      7
4.6.  Sale of Other Notes.                                            7
4.7.  Payment of Special Counsel Fees.                                7
4.8.  Private Placement Number.                                       8
4.9.  Changes in Corporate Structure.                                 8
4.10. Rating.                                                         8
4.11. Proceedings and Documents.                                      8
5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.                   8
5.1.  Organization; Power and Authority.                              8
5.2.  Authorization, etc.                                             8
5.3.  Disclosure.                                                     9
5.4.  Organization and Ownership of Shares of Subsidiaries.           9
5.5.  Financial Statements.                                           10
5.6.  Compliance with Laws, Other Instruments, etc.                   10
5.7.  Governmental Authorizations, etc.                               10
5.8.  Litigation; Observance of Statutes and Orders.                  10
5.9.  Taxes.                                                          11
5.10. Title to Property; Leases.                                      11
5.11. Licenses, Permits, etc.                                         11
5.12. Compliance with ERISA.                                          11
5.13. Private Offering by the Company.                                12
5.14. Use of Proceeds; Margin Regulations.                            12
5.15. Existing Indebtedness.                                          13
5.16. Foreign Assets Control Regulations, etc.                        13
5.17. Status under Certain Statutes.                                  13
5.18. Year 2000.                                                      13
6.   REPRESENTATIONS OF THE PURCHASER.                                14
6.1.  Purchase for Investment.                                        14
6.2.  Source of Funds.                                                14
7.   INFORMATION AS TO COMPANY.                                       15
7.1.  Financial and Business Information.                             15
7.2.  Officer's Certificate.                                          17

7.3.  Inspection.                                                     18
8.   INTEREST ON THE NOTES; PREPAYMENT OF THE NOTES.                  18
8.1.  Interest.                                                       18
8.2.  Maturity.                                                       19
8.3.  Optional Prepayments with Make-Whole Amount.                    19
8.4.  Allocation of Partial Prepayments.                              19
8.5.  Maturity; Surrender, etc.                                       19
8.6.  Purchase of Notes.                                              20
8.7.  Make-Whole Amount.                                              20
9.   AFFIRMATIVE COVENANTS.                                           21
9.1.  Compliance with Law.                                            21
9.2.  Insurance.                                                      22
9.3.  Maintenance of Properties.                                      22
9.4.  Payment of Taxes.                                               22
9.5.  Corporate Existence, etc.                                       22
10.  NEGATIVE COVENANTS.                                              23
10.1. Transactions with Affiliates.                                   23
10.2. Consolidation, Merger, Conveyance or Other Transfer.            23
10.3. Limitation on Liens.                                            24
11.  EVENTS OF DEFAULT.                                               24
12.  REMEDIES ON DEFAULT, ETC.                                        26
12.1. Acceleration.                                                   26
12.2. Other Remedies.                                                 27
12.3. Rescission.                                                     27
12.4. No Waivers or Election of Remedies, Expenses, etc.              27
13.  REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.                   28
13.1. Registration of Notes.                                          28
13.2. Transfer and Exchange of Notes.                                 28
13.3. Replacement of Notes.                                           28
14.  PAYMENTS ON NOTES.                                               29
14.1. Place of Payment.                                               29
14.2. Home Office Payment.                                            29
15.  EXPENSES, ETC.                                                   29
15.1. Transaction Expenses.                                           29
15.2. Survival.                                                       30
16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.    30
17.  AMENDMENT AND WAIVER.                                            31
17.1. Requirements.                                                   31
17.2. Solicitation of Holders of Notes.                               31
17.3. Binding Effect, etc.                                            31
17.4. Notes held by Company, etc.                                     32
18.  NOTICES.                                                         32

19.  REPRODUCTION OF DOCUMENTS.                                       32
20.  CONFIDENTIAL INFORMATION.                                        33
21.  SUBSTITUTION OF PURCHASER.                                       34
22.  MISCELLANEOUS.                                                   34
22.1. Successors and Assigns.                                         34
22.2. Payments Due on Non-Business Days.                              34
22.3. Severability.                                                   34
22.4. Construction.                                                   34
22.5. Counterparts.                                                   35
22.6. Governing Law.                                                  35

   SCHEDULE A         -- INFORMATION RELATING TO PURCHASERS

   SCHEDULE B         -- DEFINED TERMS

   SCHEDULE 4.9       -- Changes in Corporate Structure

   SCHEDULE 5.3       -- Disclosure Materials

   SCHEDULE 5.4       -- Subsidiaries of the Company and
                         Ownership of Subsidiary Stock

   SCHEDULE 5.5       -- Financial Statements

   SCHEDULE 5.8       -- Certain Litigation

   SCHEDULE 5.11      -- Patents, etc.

   SCHEDULE 5.14      -- Use of Proceeds

   SCHEDULE 5.15      -- Existing Indebtedness

   EXHIBIT 1          -- Form of 6.32% Senior Note due 2004

   EXHIBIT 4.4(a)(i)  -- Matters to be Covered in Opinion of
                         Counsel for the Company

   EXHIBIT 4.4(a)(ii) -- Matters to be Covered in Opinion of
                         General Counsel of the Company

   EXHIBIT 4.4(b)     -- Form of Opinion of Special Counsel
                         for the Purchasers

                      DPL INC.
              Courthouse Plaza Southwest
                  Dayton, OH 45402


             6.32% Senior Notes due 2004


                                     As of April 6, 1999

TO THE PURCHASERS WHOSE NAMES
     APPEAR IN THE ACCEPTANCE
     FORM AT END HEREOF:

Ladies and Gentlemen:

           DPL INC., an Ohio corporation (the "Company"), agrees with each of the purchasers whose names appear in the acceptance form at the end hereof (each, a "Purchaser" and, collectively, the "Purchasers") as follows:

1.   AUTHORIZATION OF NOTES.

           The Company will authorize the issue and sale of $500,000,000 aggregate principal amount of its 6.32% Senior Notes due 2004 (the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13). The Notes shall be substantially in the form set out in Exhibit 1,with such changes therefrom, if any, as may be approved by each Purchaser and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.   SALE AND PURCHASE OF NOTES.

           Subject to the terms and conditions of
this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in
Section 3, Notes in the principal amount specified opposite such Purchaser's name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers' obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

3.   CLOSING.

           The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Milbank, Tweed, Hadley & McCloy LLP,
One Chase Manhattan Plaza, New  York, New York
10005, at 10:00 a.m., New York City time, at a closing (the "Closing") on April 6, 1999. At the
Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $500,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser's name (or in the name of such Purchaser's nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 941 271 980 at Bank One, Columbus, ABA# 0440-
0003-7, Reference Attention to Kevin A. Thompson.
If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this
Section 3, or any of the conditions specified in
Section 4 shall not have been fulfilled to such Purchaser's satisfaction, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4.   CONDITIONS TO CLOSING.

           Each Purchaser's obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to or at the Closing, of the following conditions:

4.1. Representations and Warranties.

           The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

4.2. Performance; No Default.

           The Company shall have performed and
complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by
Schedule 5.14) no Default or Event of Default shall have occurred and be continuing.

4.3. Compliance Certificates.

           (a)  Officer's Certificate.  The Company
shall have delivered to such Purchaser an Officer's
Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and
4.9 have been fulfilled.

           (b)  Secretary's Certificate.  The
Company shall have delivered to such Purchaser a certificate certifying as to the resolutions attached thereto and other corporate...

 ...proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

4.4. Opinions of Counsel.

           Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from (i) Thelen, Reid & Priest LLP, counsel for the Company, and
(ii) Stephen F. Koziar, Jr., Esq., General Counsel of the Company, covering the matters set forth in Exhibits 4.4(a)(i) and (ii), respectively, and covering such other matters incident to the transactions contemplated hereby as such Purchaser or the Purchasers' counsel may reasonably request
(and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) from Milbank, Tweed, Hadley & McCloy LLP, the
Purchasers' special New York counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

4.5. Purchase Permitted By Applicable Law, etc.

           On the date of the Closing such Purchaser's purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions
(such as Section 1405(a)(8) of the New York Insurance
Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation
T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, suchPurchaser shall have received an Officer's Certificate from the Company certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

4.6. Sale of Other Notes.

           Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.

4.7. Payment of Special Counsel Fees.

           Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers' special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.8. Private Placement Number.

           A Private Placement number issued by S&P's CUSIP
Service Bureau (in cooperation with the Securities Valuation
Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

4.9. Changes in Corporate Structure.

           Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date ofthe most recent financial statements referred to in
Schedule 5.5.

4.10. Rating.

           Such Purchaser shall have received evidence reasonably satisfactory to it that the Company's senior unsecured long-term indebtedness shall have been rated at least "A2" by Moody's and "A+" by S&P, and that such ratings remain effective on the date of the Closing.

4.11. Proceedings and Documents.

           All corporate and other proceedings in
connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and the Purchasers' special counsel, and such Purchaser and such special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or suchspecial counsel may reasonably request.


5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

           The Company represents and warrants to
each Purchaser that:

5.1. Organization; Power and Authority.

           The Company is a corporation duly
organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

5.2. Authorization, etc.

           This Agreement and the Notes have been
duly authorized by all necessary corporate...

 ...action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3. Disclosure.

           The Company, through its agent, Credit
Suisse First Boston Corporation, has delivered to each Purchaser a copy of a Direct Placement
Memorandum, dated March 1999 (the "Memorandum"), relating to the transactions contemplated hereby.
Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings identified in Schedule 5.3 and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 1998, there has been no change in the financial condition, operations, business or properties of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

5.4. Organization and Ownership of Shares of Subsidiaries.

           (a) Schedule 5.4 is (except as noted therein) a complete and correct list of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

           (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another
Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

           (c)  Each Subsidiary identified in Schedule
5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

5.5. Financial Statements.

           The Company has delivered to each Purchaser copies of the consolidated financial statements of the Company and its Subsidiaries listed on Schedule 5.5.
All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6. Compliance with Laws, Other Instruments, etc.

           The execution, delivery and performance by the Company of this Agreement and the Notes will not
(i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

5.7. Governmental Authorizations, etc.

           No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority (including, without limitation, any consent, approval, authorization, registration, filing or declaration pursuant to the Federal Power Act, as amended, or the Public Utility Holding Company Act of 1935, as amended, or any rule or regulation issued thereunder) is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

5.8. Litigation; Observance of Statutes and Orders.

           (a)  Except as disclosed in Schedule 5.8,
there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental
Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

           (b) Neither the Company nor any Subsidiary is in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate,...

 ...would reasonably be expected to have a Material Adverse
Effect.

5.9. Taxes.

           The Company and its Subsidiaries have
filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments
(i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended
December 31, 1998.

5.10. Title to Property; Leases.

           The Company and its Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.

5.11. Licenses, Permits, etc.

           Except as disclosed in Schedule 5.11, the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

5.12. Compliance with ERISA.

           (a)  The Company and each ERISA Affiliate
have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse
Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

            (b)  The present value of the aggregate
benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

           (c)  The Company and its ERISA Affiliates
have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer
Plans that individually or in the aggregate are Material.

           (d)  The expected postretirement benefit
obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement
No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the
Code) of the Company and its Subsidiaries is not Material.

           (e)  The execution and delivery of this
Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code.
The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of the Purchasers' representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by the Purchasers.

5.13. Private Offering by the Company.

           Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers and not more than 15 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14. Use of Proceeds; Margin Regulations.

           The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14.
No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board
(12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).
Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries...

 ...and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms
"margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

5.15. Existing Indebtedness.

           Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Material Indebtedness of the Company and its Significant Subsidiaries as of December 31, 1998, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary the outstanding principal amount of which exceeds $5,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

5.16. Foreign Assets Control Regulations, etc.

           Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle
B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17. Status under Certain Statutes.

           Neither the Company nor any Subsidiary is subject to regulation under the Investment Company
Act of 1940, as amended, or the Interstate Commerce
Act, as amended. The Company and its Subsidiaries are exempt from registration with the Securities and Exchange Commission under the Public Utility Holding
Company Act of 1935, as amended, pursuant to Section
3(a)(1) thereof.

5.18. Year 2000.

           The Company and each of its Subsidiaries has adopted a plan (the "Year 2000 Plan") which adequately addresses, in the reasonable judgment of senior management of the Company, the operational and financial issues
("Year 2000 Issues") arising from data in the management information and computer systems of the Company and its Subsidiaries respecting dates prior to, on or after January 1, 2000. The Year 2000 Plan is in process of implementation and, as a result thereof, Year 2000 Issues do not present a reasonable likelihood of resulting in a Material
Adverse Effect.

6.   REPRESENTATIONS OF THE PURCHASER.

6.1. Purchase for Investment.

           Each Purchaser represents that such Purchaser is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser's or their property shall at all times be within such Purchaser's or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2. Source of Funds.

           Each Purchaser represents that at least
one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

           (a)  the Source is an "insurance company
     general account" (as the term is defined in PTE 95-60
     (issued July 12, 1995)) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners
     (the "NAIC Annual Statement")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 9560) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or

           (b)  the Source is a separate account that
     is maintained solely in connection with such Purchaser's fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

           (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12,1991) and, except as disclosed by such Purchaser to the Company in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

           (d) the Source constitutes assets of an "investment fund" (within the meaning of...

     ... Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of
     Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (d); or

           (e)  the Source is a governmental plan; or

           (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (f); or (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7.   INFORMATION AS TO COMPANY.

7.1. Financial and Business Information.

           The Company shall deliver to each holder of Notes that is an Institutional Investor:

           (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                   (i)  a consolidated balance sheet of
          the Company and its Subsidiaries as at the end of such quarter, and

                   (ii)  consolidated statements of
          results of operations, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP...

     ...applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this
     Section 7.1(a);

           (b) Annual Statements -- within 105 days after the end of each fiscal year of the Company, duplicate copies of,

                   (i)  a consolidated balance sheet of the
          Company and its Subsidiaries, as at the end of such year, and

                   (ii)  consolidated statements of results of
          operations, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such year,

     setting forth in each case in comparative form the figures for the previous fiscal year, allin reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(b);

           (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission;

           (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

           (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                   (i)  with respect to any Plan, any
     reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                   (ii)  the taking by the PBGC of steps to
     institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                   (iii)  any event, transaction or condition
     that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; and

           (f) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2. Officer's Certificate.

           Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer certifying that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3. Inspection.

           The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

           (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and, with the consent of the Company (which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

           (b) Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8.   INTEREST ON THE NOTES; PREPAYMENT OF THE NOTES.

8.1. Interest.

           (a) Interest will accrue and be payable on the Notes in the amounts and at the times specified in the first paragraph of the Notes. Notwithstanding anything above or in the Notes to the contrary, upon the occurrence of a Credit Rating Event at any time and for so long as such Credit Rating Event shall continue, interest shall accrue and be payable on the Notes at a rate per annum that is equal to the rate of interest applicable to the Notes pursuant to the first paragraph thereof plus the Applicable Spread.

           (b) Promptly, and in any event within five days after the occurrence of a Credit Rating Event or a Rating Change, the Company shall give a written notice thereof to the holders of all outstanding Notes, which notice shall refer specifically to this Section 8.1 and specify the Rating Change.

           (c) For purposes of subsections (a) and (b) above, a "Credit Rating Event" shall have occurred upon, and shall continue for so long as, any senior unsecured long-term indebtedness of the Company shall (i) be rated lower than "A3" by Moody's or lower than "A-" by S&P or (ii) not be rated by either of the Rating Agencies.

           (d) For purposes of subsection (b) above, a "Rating Change" will be deemed to have occurred for purposes of this
Section 8.1 if on any date there shall have been a public notice to the effect, or the Company shall have otherwise become aware, that (i) any senior unsecured...

 ...long-term indebtedness of the Company shall (x) be rated in a different Category in accordance with the definition of "Applicable Spread" or (ii) the rating of such indebtedness shall have been withdrawn or otherwise not maintained by S&P or Moody's.

8.2. Maturity.

           As provided therein, the entire unpaid principal amount of the Notes shall be due and payable on April 6, 2004.

8.3. Optional Prepayments with Make-Whole Amount.

           The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.3 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.4. Allocation of Partial Prepayments.

           In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.5. Maturity; Surrender, etc.

           In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.6. Purchase of Notes.

           The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 30 days. If the holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least five Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.7. Make-Whole Amount.

           The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

           "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to
     Section 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

           "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

           "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Service of Bridge Information Services (or such other display as may replace Page 678 on the Telerate Service of Bridge Information Services) for actively traded U.S. Treasury securities having a maturity equal to the remaining term of the Notes as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for...

     ...which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in U.S. Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the remaining term of the Notes as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the remaining term of the Notes and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the remaining term of the Notes.

           "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.3 or 12.1.

           "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.   AFFIRMATIVE COVENANTS.

           The Company covenants that so long as any of the Notes are outstanding:

9.1. Compliance with Law.

           The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

9.2. Insurance.

           The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3. Maintenance of Properties.

           The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

9.4. Payment of Taxes.

           The Company will and will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax or assessment if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

9.5. Corporate Existence, etc.

           Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect its corporate existence, and the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect the corporate existence of any Subsidiary or any such right or franchise would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

10.   NEGATIVE COVENANTS.

           The Company covenants that so long as any of the Notes are outstanding:

10.1. Transactions with Affiliates.

           The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

10.2. Consolidation, Merger, Conveyance or Other Transfer.


           The Company shall not consolidate with or merge into any other corporation, or convey or otherwise transfer or lease its properties and assets substantially as an entirety to any Person, unless

           (a) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a Person organized and validly existing under the laws of the United States, any State thereof or the District of Columbia, and shall expressly assume, by a written instrument, executed and delivered to the holders of the Notes, the due and punctual payment of the principal of and Make-Whole Amount, if any, and interest, if any, on all of the Notes and the performance of every covenant of this Agreement and the Notes on the part of the Company to be performed or observed;

           (b) immediately after giving effect to such transaction no Default or Event of Default shall have occurred and be continuing; and

           (c) the Company shall have delivered to the holders of the Notes an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, or other transfer or lease and such written instrument of assumption comply with this Section and that all conditions precedent herein provided for relating to such transactions have been complied with.

           Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, or other transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with this Section 10.2, the successor corporation formed by such consolidation or into which the Company is merged or the Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and...

 ...may exercise every right and power of, the Company under this Agreement and the Notes with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Agreement and the Notes.

10.3. Limitation on Liens.

           (a) So long as any Notes are outstanding, the Company will not pledge, mortgage, hypothecate or grant a security interest in, or permit any mortgage, pledge, security interest or other lien (collectively, "Liens") upon, any capital stock of DP&L, to secure any Indebtedness of the Company without making effective provision whereby the Notes shall (so long as such other Indebtedness shall be so secured) be equally and ratably secured with any and all such other Indebtedness and any other indebtedness similarly entitled to be equally and ratably secured.

           In case the Company shall propose to pledge, mortgage, hypothecate or grant a security interest in any capital stock of DP&L owned by the Company to secure any Indebtedness, the Company will prior thereto give written notice thereof to the holders of the Notes, and the Company will prior to or simultaneously with such pledge, mortgage, hypothecation or grant of security interest, by a written instrument in form satisfactory to the Required Holders, effectively secure (for so long as such other Indebtedness shall be so secured) all the Notes equally and ratably with such Indebtedness and with any other indebtedness for money borrowed similarly entitled to be equally and ratably secured.

           (b)  The provisions of Subsection (a) of this Section
10.3 shall not apply in the event that the Company shall pledge, mortgage, hypothecate or grant a security interest in or other
Lien upon any capital stock of DP&L to secure any Indebtedness which would otherwise be subject to the foregoing restriction up to an aggregate amount which, together with all other Indebtedness (other than Liens permitted by Subsection (a) of this Section
10.3) which would otherwise be subject to the foregoing restriction, does not at the time exceed 10% of Consolidated Capitalization.

11.   EVENTS OF DEFAULT.

           An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

           (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

           (b) the Company defaults in the payment of any interest on any Note for more than 10 Business Days after the same becomes due and payable; or

           (c) the Company defaults in the performance of or compliance with any term...

     ... contained herein (other than those referred to in paragraphs (a) and (b) of this Section 11) and such default is not remedied within 60 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (c) of Section 11); or

           (d) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

           (e) (i) the Company or any Significant Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $50,000,000 beyond any period of grace provided with respect thereto, or
     (ii) the Company or any Significant Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $50,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; or

           (f) the Company or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction,
     (iii) makes an assignment for the benefit of its creditors,
     (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property,
     (v) is adjudicated as insolvent or to be liquidated, or
     (vi) takes corporate action for the purpose of any of the foregoing; or

           (g) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Significant Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Significant Subsidiaries, or any such petition shall be filed against the Company or any of its Significant Subsidiaries and such petition shall not be dismissed within 90 days; or

           (h) a final judgment or judgments for the payment of money aggregating in excess of $50,000,000 (net of any insurance coverage to the extent the insurer has not denied or contested its liability with respect thereto) are rendered against one or more of the Company and its Significant Subsidiaries and which judgments are not, within 90 days after entry...

     ...thereof, bonded, discharged or stayed pending appeal, or are not discharged within 90 days after the expiration of such stay; or

           (i) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section
     412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $50,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or an ERISA
     Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Materially Adverse Effect.

As used in Section 11(i), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12.   REMEDIES ON DEFAULT, ETC.

12.1. Acceleration.

           (a) If an Event of Default with respect to the Company described in paragraph (f) or (g) of Section 11 (other than an Event of Default described in clause (i) of paragraph (f) or described in clause (vi) of paragraph (f) by virtue of the fact that such clause encompasses clause (i) of paragraph (f)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

           (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

           (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

           Upon any Notes becoming due and payable under this
Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal...

 ...amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2. Other Remedies.

           If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3. Rescission.

           At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate,
(b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and
(c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4. No Waivers or Election of Remedies, Expenses, etc.

           No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.   REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1. Registration of Notes.

           The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2. Transfer and Exchange of Notes.

           Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered
Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

13.3. Replacement of Notes.

           Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

           (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $10,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or...

           (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.   PAYMENTS ON NOTES.

14.1. Place of Payment.

           Subject to Section 14.2, payments of principal, Make Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of New York in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2. Home Office Payment.

           So long as any Purchaser or any nominee of such Purchaser shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser's name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by any Purchaser or any nominee of such Purchaser, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to
Section  13.2.  The  Company will afford the benefits of this
Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by any Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

15.   EXPENSES, ETC.

15.1. Transaction Expenses.

           Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys' fees of a...

 ... special counsel and, if reasonably required, local or other counsel) incurred by the Purchasers and each other holder of a
Note in connection with such transactions and inconnection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the reasonable costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Significant Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by such Purchaser or other holder).

15.2. Survival.

           The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

           All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by each Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder of a Note (it being understood that such representations and warranties are made as of the date of this Agreement). All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.   AMENDMENT AND WAIVER.

17.1. Requirements.

           This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of
Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby,
(i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or
(iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2. Solicitation of Holders of Notes.

           (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of an of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

           (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Note then outstanding even if such holder did not consent to such waiver or amendment.

17.3. Binding Effect, etc.

           Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references...

 ...thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4. Notes held by Company, etc.

           Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.   NOTICES.

           All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight deliveryservice (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

           (i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

           (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

           (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Treasurer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.   REPRODUCTION OF DOCUMENTS.

           This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.   CONFIDENTIAL INFORMATION.

           For the purposes of this Section 20, "Confidential Information" means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure,
(b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser's behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or
(d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to
(i) such Purchaser's directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser's Notes), (ii) such Purchaser's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which such Purchaser offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser,
(vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser's Notes or this Agreement; provided, that such Purchaser shall, unless prohibited from doing so by applicable law or court order, use reasonable efforts to notify the Company of any disclosure pursuant to the foregoing clause (w), (x) or (y) as far in advance as reasonably practicable under the circumstances to enable the Company to seek an appropriate protective order. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be...

 ... delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.   SUBSTITUTION OF PURCHASER.

           Each Purchaser shall have the right to substitute any one of such Purchaser's Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21) shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a "Purchaser" in this Agreement (other than in this Section 21) shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

22.   MISCELLANEOUS.

22.1. Successors and Assigns.

           All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2. Payments Due on Non-Business Days.

           Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.3. Severability.

           Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.4. Construction.

           Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.5. Counterparts.

           This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.6. Governing Law.

           This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                     *    *    *    *    *

           If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              DPL INC.

                              By____________________________
                                Title:


The foregoing is hereby agreed
to as of the date thereof.

PRINCIPAL LIFE INSURANCE COMPANY

By:  Principal Capital Management, LLC
     a Delaware limited liability company,
     its authorized signatory


     By:  ____________________________
     Its: ____________________________


     By:  ____________________________
     Its: ____________________________

PRINCIPAL LIFE INSURANCE COMPANY,
ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS

By:  Principal Capital Management, LLC
     a Delaware limited liability company,
     its authorized signatory


     By:  ____________________________
     Its: ____________________________


     By:  ____________________________
     Its: ____________________________

NIPPON LIFE INSURANCE COMPANY OF
AMERICA, an Iowa corporation

By:  Principal Life Insurance Company,
     an Iowa corporation,
     its attorney in fact

     By:  ____________________________
     Its: ____________________________


     By:  ____________________________
     Its: ____________________________

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By:  Lincoln Investment Management, Inc.,
     Its Attorney-In-Fact


     By_______________________________
     Title:

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
By:  Lincoln Investment Management, Inc.,
     Its Attorney-In-Fact


     By_______________________________
     Title:

LINCOLN NATIONAL REINSURANCE COMPANY LIMITED
By:  Lincoln Investment Management, Inc.,
     Its Attorney-In-Fact


     By_______________________________
     Title:

LINCOLN NATIONAL HEALTH & CASUALTY INSURANCE COMPANY
By:  Lincoln Investment Management, Inc.,
     Its Attorney-In-Fact


     By_______________________________
       Title:

FIRST PENN-PACIFIC LIFE INSURANCE COMPANY
By:  Lincoln Investment Management, Inc.,
     Its Attorney-In-Fact


     By_______________________________
     Title:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION
   OF AMERICA


     By_______________________________
     Title:

EQUITABLE LIFE INSURANCE COMPANY OF IOWA
By: ING Investment Management LLC, as Agent


     By_______________________________
     Title:

USG ANNUITY & LIFE COMPANY
By: ING Investment Management LLC, as Agent


     By_______________________________
     Title:

GOLDEN AMERICAN LIFE INSURANCE COMPANY
By: ING Investment Management LLC, as Agent


     By_______________________________
     Title:

MIDWESTERN UNITED LIFE INSURANCE COMPANY By:
ING Investment Management LLC, as Agent


     By_______________________________
     Title:

SECURITY LIFE OF DENVER INSURANCE COMPANY
By: ING Investment Management LLC, as Agent


     By_______________________________
     Title:

SOUTHLAND LIFE INSURANCE COMPANY
By: ING Investment Management LLC, as Agent


     By_______________________________
     Title:

SUN LIFE ASSURANCE COMPANY OF CANADA


     By_______________________________
     Title:

     By_______________________________
     Title:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


     By_______________________________
     Title:

     By_______________________________
     Title:

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


     By_______________________________
     Title:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By:  CIGNA Investments, Inc. (authorized agent)


     By_______________________________
     Name:
     Title:

SECURITY FIRST LIFE INSURANCE COMPANY


     By_______________________________
     Title:

METROPOLITAN LIFE INSURANCE COMPANY


     By_______________________________
     Title:

ALLSTATE LIFE INSURANCE COMPANY


     By_______________________________
     Name:


     By_______________________________
     Name:

Authorized Signatories

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


     By_______________________________
     Name:

THE TRAVELERS INSURANCE COMPANY


     By_______________________________
     Name:

FIRST TRENTON INDEMNITY COMPANY


     By_______________________________
     Name:

PRIMERICA LIFE INSURANCE COMPANY


     By_______________________________
     Name:

PREMIER INSURANCE COMPANY OF MASSACHUSETTS


     By_______________________________
     Name:

THE TRAVELERS LIFE AND ANNUITY COMPANY


     By_______________________________
     Name:

FIRST FLORIDIAN AUTO & HOME
  INSURANCE COMPANY


     By_______________________________
     Name:

NATIONAL BENEFIT LIFE INSURANCE COMPANY


     By_______________________________
     Name:

NEW YORK LIFE INSURANCE COMPANY


     By_______________________________
     Name:

NEW YORK LIFE INSURANCE AND
  ANNUITY CORPORATION
By: New York Life Insurance Company


     By_______________________________
     Name:

NEW YORK LIFE INSURANCE AND
  ANNUITY CORPORATION INSTITUTIONALLY OWNED
  LIFE INSURANCE SEPARATE ACCOUNT
By: New York Life Insurance Company

     By_______________________________
     Name:

                                                        SCHEDULE A
               INFORMATION RELATING TO PURCHASERS

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
MIDWESTERN UNITED LIFE
  INSURANCE COMPANY                           $2,000,000

(1)  All payments by wire
     transfer of immediately
     available funds:

     c/o The Bank of New York
     ABA #021000018
     BNF: IOC566
     Attn: P&I Department
     Ref: Midwestern United Life
          Insurance Company and
          PPN (233293 A* 0)
     Setting forth the name of the
     Corporation, the full title
     (including the Coupon rate,
     issuance date, and final
     maturity date) of the Notes
     on account of which such
     payment is made, a reference
     to the PPN, and the due date
     and application (as among
     principal, premium and
     interest) of the payment
     being made.

(2)  All notices of payments and
     written confirmations of such
     wire transfers:

     ING Investment Management LLC
     5780 Powers Ferry Road, NW,
     Suite 300
     Atlanta, GA 30327-4349 Attn:
     Securities Accounting Fax:
     (770) 690-4899

(3)  All other communications:

     ING Investment Management LLC
     5780 Powers Ferry Road, NW, Suite 300
     Atlanta, GA 30327-4349
     Attn: Private Placements Fax:
     (770) 690-4899

Tax ID No.:  35-0838945

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
SECURITY LIFE OF DENVER
  INSURANCE COMPANY                           $10,000,000

(1)  All payments on account of
     the Notes shall be by wire
     transfer of immediately
     available funds for credit to:

     c/o The Bank of New York
     ABA #021000018
     BNF: IOC566
     Attn: P&I Department
     Ref: Security Life of Denver
          Insurance Company and
          PPN (233293 A* 0)

     Each such wire transfer shall
     set forth the name of the
     Corporation, the full title
     (including the Coupon rate,
     issuance date, and final
     maturity date) of the Notes
     on account of which such
     payment is made, a reference
     to the PPN, and the due date
     and application (as among
     principal, premium and
     interest) of the payment
     being made.

(2)  All notices of payments and
     written confirmations of such
     wire transfers:

     ING Investment Management LLC
     5780 Powers Ferry Road, NW
     Suite 300
     Atlanta, Georgia  30327-4349
     Attention:  Securities Accounting
     Fax: (770) 690-4899

                                                        SCHEDULE A
(3)  All other communications:

     ING Investment Management LLC
     5780 Powers Ferry Road, NW
     Suite 300
     Atlanta, Georgia  30327-4349
     Attention:  Private Placements
     Fax: (770) 690-4899

Tax ID No.:  84-0499703

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
----------------                        ---------------------
USG ANNUITY & LIFE COMPANY                    $5,000,000


(1)  All payments on account of
     the Notes shall be by wire
     transfer of immediately
     available funds for credit to:

     Cash Fed Wire Instructions
     Bank of New York
     ABA No.: 021000018
     BNF: IOC566 - Income Collections
     Attn: William Cashman Re: USG
     Annuity & Life Company - Account #368520
     Reference: PPN (233293 A* 0)

     Each such wire transfer shall
     set forth the name of the
     Corporation, the full title
     (including the Coupon rate,
     issuance date, and final
     maturity date) of the Notes
     on account of which such
     payment is made, a reference
     to the PPN, and the due date
     and application (as among
     principal, premium and
     interest) of the payment
     being made.

(2)  All notices of payments and
     written confirmations of such
     wire transfers:

     ING Investment Management LLC
     5780 Powers Ferry Road, NW
     Suite 300
     Atlanta, Georgia  30327-4349
     Attention:  Securities Accounting
     Fax: (770) 690-4899

                                                        SCHEDULE A
(3)  All other communications:

     ING Investment Management LLC
     5780 Powers Ferry Road, NW
     Suite 300
     Atlanta, Georgia  30327-4349
     Attention:  Private Placements
     Fax: (770) 690-4899

Tax ID No.:  73-0663836

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
EQUITABLE LIFE INSURANCE
 COMPANY OF IOWA                              $3,500,000


(1)  All payments on account of
     the Notes shall be by wire
     transfer of immediately
     available funds for credit to:

     Cash Fed Wire Instructions
     Bank of New York
     ABA No.: 021000018
     BNF: IOC566 - Income Collections
     Attn: William Cashman
     Re: Equitable Life Insurance
     Company of Iowa - Account #068071
     Reference: PPN (233293 A* 0)

     Each such wire transfer shall
     set forth the name of the
     Corporation, the full title
     (including the Coupon rate,
     issuance date, and final
     maturity date) of the Notes
     on account of which such
     payment is made, a reference
     to the PPN, and the due date
     and application (as among
     principal, premium and
     interest) of the payment
     being made.

(2)  All notices of payments and
     written confirmations of such
     wire transfers:

     ING Investment Management LLC
     5780 Powers Ferry Road, NW
     Suite 300
     Atlanta, Georgia  30327-4349
     Attention:  Securities Accounting
     Fax: (770) 690-4899

                                                        SCHEDULE A

(3)  All other communications:

     ING Investment Management LLC
     5780 Powers Ferry Road, NW
     Suite 300
     Atlanta, Georgia  30327-4349
     Attention: Private Placements
     Fax: (770) 690-4899

Tax ID No.:  42-0236150

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
GOLDEN AMERICAN LIFE INSURANCE
 COMPANY                                      $5,000,000


(1)  All payments on account of
     the Notes shall be by wire
     transfer of immediately
     available funds for credit to:

     Cash Fed Wire Instructions
     Bank of New York
     ABA No.: 021000018
     BNF: IOC566 - Income Collections
     Attn: William Cashman Re:
     Golden American Life insurance
     Company (MVA Acct.) - Account #136374
     Reference: PPN (233293 A* 0)

     Each such wire transfer shall
     set forth the name of the
     Corporation, the full title
     (including the Coupon rate,
     issuance date, and final
     maturity date) of the Notes
     on account of which such
     payment is made, a reference
     to the PPN, and the due date
     and application (as among
     principal, premium and
     interest) of the payment
     being made.

(2)  All notices of payments and
     written confirmations of such
     wire transfers:

     ING Investment Management LLC
     5780 Powers Ferry Road, NW
     Suite 300
     Atlanta, Georgia  30327-4349
     Attention:  Securities Accounting
     Fax: (770) 690-4899


(3)  All other communications:

     ING Investment Management LLC
     5780 Powers Ferry Road, NW
     Suite 300
     Atlanta, Georgia  30327-4349
     Attention:  Private Placements
     Fax: (770) 690-4899

Tax ID No.:  41-0991508

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
SOUTHLAND LIFE INSURANCE
 COMPANY                                      $2,000,000


(1)  All payments on account of
     the Notes shall be by wire
     transfer of immediately
     available funds for credit to:

     c/o Bank of New York
     ABA No.: 021000018
     BNF: IOC566
     Attn: P&I Department
     Re: Southland Life Insurance
     Company and PPN (233293 A* 0)

     Each such wire transfer shall
     set forth the name of the
     Corporation, the full title
     (including the Coupon rate,
     issuance date, and final
     maturity date) of the Notes
     on account of which such
     payment is made, a reference
     to the PPN, and the due date
     and application (as among
     principal, premium and
     interest) of the payment
     being made.

(2)  All notices of payments and
     written confirmations of such
     wire transfers:

     ING Investment Management LLC
     5780 Powers Ferry Road, NW
     Suite 300
     Atlanta, Georgia  30327-4349
     Attention:  Securities Accounting
     Fax: (770) 690-4899

                                                        SCHEDULE A

(3)  All other communications:

     ING Investment Management LLC
     5780 Powers Ferry Road, NW
     Suite 300
     Atlanta, Georgia  30327-4349
     Attention:  Private Placements
     Fax: (770) 690-4899

Tax ID No.:  75-0572420

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
SUN LIFE ASSURANCE COMPANY                    $10,000,000
  OF CANADA                                    $3,000,000
                                               $1,000,000
                                                 $500,000

(1)  All payments on account of
     the Notes shall be by wire
     transfer of immediately
     available funds for credit to:

     Bank of New York City/CTR/BBK
     ABA No.: 021000018
     IOC 566
     Re: Sun Life of Canada #350471

     Each such wire transfer shall
     set forth the PPN (233293 A* 0)
     and the source and the
     principal and interest
     application of the funds.

(2)  All notices of payments and
     written confirmations of such
     wire transfers and audit
     confirmations:

     Sun Life Assurance Company of Canada
     Three Sun Life Executive Park
     Wellesley Hills, MA 02481
     Attention:  Manager, Securities
     Accounting, SC 3327

(3)  All other communications,
     including notices of optional
     prepayments:

     Sun Life Assurance Company of Canada
     One Sun Life Executive Park
     Wellesley Hills, MA 02481
     Attention: Investment Department
      /Private Placements, SC 1303

Tax ID No.:  38-1082080

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
SUN LIFE ASSURANCE COMPANY                    $1,000,000
 OF CANADA (U.S.)                             $2,000,000

(1)  All payments on account of
     the Notes shall be by wire
     transfer of immediately
     available funds for credit to:

     Chase Manhattan Bank
     ABA No.: 021000021 DDA No.
     544-755102 Account No. 1960
     Re: Sun Life (U.S.) G 52682

     Each such wire transfer shall
     set forth the PPN (233293 A* 0)
     and the source and the
     principal and interest
     application of the funds.

(2)  All notices of payments and
     written confirmations of such
     wire transfers and audit
     confirmations:

     Sun Life Assurance Company of
      Canada (U.S.)
     Three Sun Life Executive Park
     Wellesley Hills, MA 02481
     Attention: Manager, Securities
      Accounting,  SC 3327

(3)  All other communications,
     including notices of optional
     prepayments:

     Sun Life Assurance Company of
      Canada (U.S.)
     One Sun Life Executive Park
     Wellesley Hills, MA 02481
     Attention: Investment Department
      /Private Placements, SC 1303

Tax ID No.:  04-2461439

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
SUN LIFE ASSURANCE COMPANY                    $1,500,000
 OF CANADA (U.S.)

(1)  All payments on account of
     the Notes shall be by wire
     transfer of immediately
     available funds for credit to:

     Chase Manhattan Bank
     ABA No.: 021000021 DDA No.
     544-755102 Account No. 1960
     Re: Sun Life (U.S.) Regatta
      G 52681

     Each such wire transfer shall set
     forth the PPN (233293 A* 0) and
     the source and the principal and
     interest application of the funds.

(2)  All notices of payments and
     written confirmations of
     such wire transfers and
     audit confirmations:

     Sun Life Assurance Company
      of Canada (U.S.)
     Three Sun Life Executive Park
     Wellesley Hills, MA 02481
     Attention: Manager, Securities
      Accounting, SC 3327

(3)  All other communications,
     including notices of
     optional prepayments:

     Sun Life Assurance Company
      of Canada (U.S.)
     One Sun Life Executive Park
     Wellesley Hills, MA 02481
     Attention: Investment Department
      /Private Placements, SC 1303

Tax ID No.:  04-2461439

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
SUN LIFE INSURANCE AND ANNUITY                $1,000,000
 COMPANY OF NEW YORK

(1)  All payments on account of
     the Notes shall be by wire
     transfer of immediately
     available funds for credit to:

     Chase Manhattan Bank
     ABA No.: 021000021 DDA No.
     544-755102 Account no. 1960
     Re: Sun Life (NY) Regatta
      G 51933

     Each such wire transfer shall
     set forth the PPN (233293 A* 0)
     and the source and the principal
     and interest application of the
     funds.

(2)  All notices of payments and
     written confirmations of such
     wire transfers and audit
     confirmations:

     Sun Life Insurance and
      Annuity Company of New York
     Three Sun Life Executive Park
     Wellesley Hills, MA 02481
     Attention: Manager, Securities
      Accounting, SC 3327

(3)  All other communications,
     including notices of optional
     prepayments:

     Sun Life Insurance and Annuity Company of New York One Sun
     Life Executive Park Wellesley Hills, MA 02481 Attention:
     Investment Department / Private Placements, SC 1303

Tax ID No.:  04-2845273

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
CONNECTICUT GENERAL LIFE                    $17,200,000
 INSURANCE COMPANY                           $6,900,000
                                             $3,400,000

(Notes to be registered in the name of "CIG & CO.")

     (1)  Payments by wire transfer
          of immediately available
          funds to:

          The Chase Manhattan Bank
          Chase NYC/CTR/
          BNF = CIGNA Private Placements
          A/C #9009001802
          ABA #021000021

          OBI=[name of company;
          description of security; interest
          rate, maturity date; PPN; due
          date and application (as among
          principal, premium and interest
          of the payment being made);
          contact name and phone]

     (2)  Address for all notices in
          respect of payment and
          written confirmation of
          such wire transfer:

          CIG & Co.
          c/o CIGNA Investments, Inc.
          Attn:  Securities Processing S-309
          900 Cottage Grove Road
          Hartford, CT 06152-2309

          CIG & Co.
          c/o CIGNA Investments, Inc.
          Attn:  Private Securities S-307
          Operations Group
          900 Cottage Grove Road

                                                        SCHEDULE A

          Hartford, CT 06152-2307
          Facsimile:  860-726-7203

          with a copy to:

          The Chase Manhattan Bank
          Private Placement Servicing
          P.O. Box 1508
          Bowling Green Station
          New York, New York 10081
          Attn: CIGNA Private Placements
          Facsimile: 212-552-3107/1005

     (3)  Address for all other communications
          and notices:

          CIG & Co.
          c/o CIGNA Investments, Inc.
          Attn:  Private Securities Division
          S-307 900 Cottage Grove Road
          Hartford, CT 06152-2307
          Facsimile: (860) 726-7203

Tax ID No.: 13-3574027

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
SECURITY FIRST LIFE INSURANCE COMPANY        $6,000,000

(1)  All payments on account of
     the Notes shall be by wire
     transfer of immediately
     available funds to:

     The Bank of New York ABA
     No.: 021000018
     BNF: IOC 566
     F/C Security First Life
      Insurance Company
     Account No. 328175
     With reference to PPN
     (233293 A* 0)

     With sufficient information
     to identify the source and
     application of such funds

(2)  All notices and other
     communications:

    Security First Life Insurance Company
     C/o Metropolitan Life Insurance Company
     Private Placements Unit
     334 Madison Avenue
     Convent Station, NJ 07961-0633
     Fax: (973) 254-3050

     With a copy to: Metropolitan Life Insurance Company
     One Madison Avenue
     New York, NY 10010-3690
     Attn: George M. Bryant (Area 6-H)
     Fax: (212) 578-3916

Tax ID No.:  54-0696644

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
METROPOLITAN LIFE INSURANCE COMPANY           $44,000,000
(1)  All payments on account of
     the Notes shall be by wire
     transfer of immediately
     available funds to:

     The Chase Manhattan Bank
     ABA No.: 021000021
     New York, New York
     Metropolitan Life Insurance
      Company,
     Account No. 002-2-410591

     With sufficient information
     to identify the source and
     application of such funds

(2)  All notices and other
     communications:

     Metropolitan Life Insurance Company
     Private Placements Unit
     334 Madison Avenue
     Convent Station, NJ 079610633
     Fax: (973) 254-3050

     With a copy to: Metropolitan
     Life Insurance Company
     One Madison Avenue
     New York, NY 10010-3690
     Attn: George M. Bryant (Area 6-H)
     Fax: (212) 578-3916

Tax ID No.:  13-5581829

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
THE NORTHWESTERN MUTUAL LIFE INSURANCE
 COMPANY                                     $70,000,000

(1) All payments by wire transfer of
    immediately available funds to:

    Bankers Trust Company
    16 Wall Street
    Insurance Unit - 4th Floor
    New York, NY 10005
    ABA #021001033
    for account of:
     The Northwestern Mutual Life
     Insurance Company,
     Account No. 00-000-027

    with sufficient information to
    identify the source of the transfer,
    amount of interest, principal or
    premium and the PPN (233293 A* 0).

(2) Address for notices of payments and
    written confirmations of wire
    transfers:
    The Northwestern Mutual Life Insurance Company
    720 East Wisconsin Avenue
    Milwaukee, WI  53202
    Attn: Investment Operations Facsimile:
    414-299-5714

(3) Address for all other communications:

    The Northwestern Mutual Life Insurance Company
    720 East Wisconsin Avenue
    Milwaukee, WI  53202
    Attn: Timothy A. Otto

    Tax ID No.: 39-0509570

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
ALLSTATE LIFE INSURANCE COMPANY              $15,000,000
                                             $10,000,000
                                              $8,000,000
                                              $2,000,000
(1)  All payments by wire transfer
     of immediately available
     funds to:

          BBK =  Harris Trust and Savings Bank
          ABA No.:  071000288
          BNF =  Allstate Life Insurance Company
          Collection Account No.:  168-117-0
          ORG =  DPL Inc.
          OBI =  DPP - 233293 A* 0
               Payment Due Date (MM/DD/YY) -
               P __________ (Enter "P" and amount
               of principal being remitted, for
               example, P5000000.00). -
               I __________ (Enter "I" and amount
               of interest being remitted, for
               example, I225000.00).

(2)  All notices of scheduled payments and
     written confirmations of such wire transfer to be sent to:

          Allstate Insurance Company
          Investment Operations - Private Placements
          3075 Sanders Road, STE G4A
          Northbrook, IL  60062-7127 Telephone:
          (847) 402-2769 Telecopy:   (847) 326-5040

(3) All financial reports, compliance certificates and all other written communications, including notice of prepayments, to be sent to :

          Allstate Life Insurance Company
          Private Placements Departments
          3075 Sanders Road, STE G3A
          Northbrook, Illinois  60062-7127
          Telephone:  (847) 402-4394
          Telecopy:   (847) 402-3092

Tax ID. No.:  36-2554642

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
PRINCIPAL LIFE INSURANCE COMPANY              $12,600,000

(1)  All payments on account of
     the Notes shall be by Federal
     Funds Wire Transfer to:

     Norwest Bank Iowa, N.A.
     7th & Walnut Streets Des
     Moines, IA 50309 ABA No.:
     073000228
     OBI PFGSE (S) B0062114( ) For
     credit to Principal Life
     Insurance Company
     Account No. 0000014752

     Setting forth:
     Name of Company: DPL, Inc.
     Description of Security:
       6.32% Senior Notes due 2004
     PPN 233293 A* 0
     Bond number 1-B-62114
     Due Date and Application (as
     among principal, premium and
     interest) of the payment
     being made.

(2)  All notices related to
     payments:

     Principal Capital Management, LLC
     801 Grand Avenue
     Des Moines, IA 50392-0960
     Attn: Investment Accounting - Securities
     Fax: (515) 248-2643
     Tel: (515) 247-0689

(3)  All other notices:

     Principal Capital
      Management, LLC
     801 Grand Avenue
     Des Moines, IA 50392-0800
     Attn: Investment Department - Securities
     Fax: (515) 248-2490
     Tel: (515) 247-3495


Tax ID No.:  42-0127290

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
PRINCIPAL LIFE INSURANCE COMPANY              $2,600,000
 ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS

(1)  All payments on account of
     the Notes shall be by Federal
     Funds Wire Transfer to:

     Norwest Bank Iowa, N.A.
     7th & Walnut Streets Des
     Moines, IA 50309 ABA No.:
     073000228
     OBI PFGSE (S) B0062114( ) For
     credit to Principal Life
     Insurance Company
     Separate Account No. 0000032395

     Setting forth:
     Name of Company: DPL, Inc.
     Description of Security:
       6.32% Senior Notes due 2004
     PPN 233293 A* 0
      Bond number 16-B-62114
     Due Date and Application (as
      among principal, premium and
      interest) of the payment
      being made.

(2)  All notices related to
     payments:

     Principal Capital Management, LLC
     801 Grand Avenue
     Des Moines, IA 50392-0960
     Attn: Investment Accounting -
      Securities
     Fax: (515) 248-2643
     Tel: (515) 247-0689

(3)  All other notices:

     Principal Capital
     Management, LLC
     801 Grand Avenue
     Des Moines, IA 50392-0800
     Attn: Investment Department
      - Securities
     Fax: (515) 248-2490
     Tel: (515) 247-3495

Tax ID No.:  42-0127290

                                                        SCHEDULE A

                                        Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
PRINCIPAL LIFE INSURANCE COMPANY              $3,800,000
 ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS

(1)  All payments on account of
     the Notes shall be by Federal
     Funds Wire Transfer to:

     Citibank New York
     ABA #021000089
     Credit to Account No.: 36858201
     For further credit to
     Principal Life- Dupont
     Separate Account No. 847958
     OBI PFGSE (S) B0062114( )

     Setting forth:
     Name of Company: DPL, Inc.
     Description of Security:
       6.32% Senior Notes due 2004
     PPN 233293 A* 0
      Bond number 800-B-62114
     Due Date and Application (as
      among principal, premium and
      interest) of the payment
      being made.

(2)  All notices related to
     payments:

     Principal Capital Management, LLC
     801 Grand Avenue
     Des Moines, IA 50392-0960
     Attn: Investment Accounting - Securities
     Fax: (515) 248-2643
     Tel: (515) 247-0689

(3)  All other notices:

     Principal Capital
     Management, LLC
     801 Grand Avenue
     Des Moines, IA 50392-0800
     Attn: Investment Department - Securities
     Fax: (515) 248-2490
     Tel: (515) 247-3495

 Tax ID No.:  42-0127290

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
NIPPON LIFE INSURANCE COMPANY                 $1,000,000
 OF AMERICA

(1)  All payments on account of
     the Notes shall be by
     Federal Funds Wire Transfer to:

     Norwest Bank Iowa, N.A.
     7th & Walnut Streets Des
     Moines, IA 50309 ABA No.:
     073000228
     OBI PFGSE (S) B0062114( ) For
     credit to Nippon Life Insurance Company
     Account No. 0007051775

     Setting forth:
     Name of Company: DPL, Inc.
     Description of Security:
      6.32% Senior Notes due 2004
     PPN 233293 A* 0
     Bond number 500-B-62114
     Due Date and Application (as
     among principal, premium and
     interest) of the payment being made.

(2)  All notices related to payments:
     Nippon Life Insurance Company of America
     C/o Principal Capital Management, LLC
     801 Grand Avenue
     Des Moines, IA 50392-0960
     Attn: Investment Accounting - Securities
     Fax: (515) 248-2643
     Tel: (515) 247-0689

(3)  All other notices:
     Nippon Life Insurance Company of America C/o
     Principal Capital Management, LLC
     801 Grand Avenue
     Des Moines, IA 50392-0800
     Attn: Investment Department - Securities
     Fax: (515) 248-2490
     Tel: (515) 247-3495

Tax ID No.:  04-2509896

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
THE LINCOLN NATIONAL LIFE INSURANCE          $3,000,000
 COMPANY

(1)  All payments on account of the Notes
     shall be made by wire transfer of
     immediately available funds to Bankers
     Trust Company, ABA #021001033, New
     York, NY, Attention: Private Placement
     Processing, Account No. 99-911-145, for
     further credit to The Lincoln National
     Life Insurance Company (IDP), Custody
     Account No. 98131, with sufficient
     information to identify the source and
     application of such funds, including
     the PPN (233293 A* 0) of the issue.

(2)  Address for all notices of payment:

     Bankers Trust Company
     Attn: Private Placement Unit
     PO Box 998; Bowling Green Station
     New York, NY 10274
     Fax: (615) 835-2493, Crystal Jones,
     Private Placements

     And
     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

(3)  Address for all communications:

     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

Tax ID #35-0472300

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
THE LINCOLN NATIONAL LIFE INSURANCE          $5,000,000
 COMPANY

(1)  All payments on account of the Notes
     shall be made by wire transfer of
     immediately available funds to Bankers
     Trust Company, ABA #021001033, New
     York, NY, Attention: Private Placement
     Processing, Account No. 99-911-145, for
     further credit to The Lincoln National
     Life Insurance Company (ILG), Custody
     Account No. 98184, with sufficient
     information to identify the source and
     application of such funds, including
     the PPN (233293 A* 0) of the issue.

(2)  Address for all notices of payment:

     Bankers Trust Company
     Attn: Private Placement Unit
     PO Box 998; Bowling Green Station
     New York, NY 10274
     Fax: (615) 835-2493, Crystal Jones,
     Private Placements

     And
     Lincoln Investment Management, Inc. 200
     East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

(3)  Address for all communications:

     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

Tax ID #35-0472300

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
THE LINCOLN NATIONAL LIFE INSURANCE          $15,000,000
 COMPANY

(1)  All payments on account of the Notes
     shall be made by wire transfer of
     immediately available funds to Bankers
     Trust Company, ABA #021001033, New
     York, NY, Attention: Private Placement
     Processing, Account No. 99-911-145, for
     further credit to The Lincoln National
     Life Insurance Company (IAL), Custody
     Account No. 98194, with sufficient
     information to identify the source and
     application of such funds, including
     the PPN (233293 A* 0) of the issue.

(2)  Address for all notices of payment:

     Bankers Trust Company
     Attn: Private Placement Unit
     PO Box 998; Bowling Green Station
     New York, NY 10274
     Fax: (615) 835-2493, Crystal Jones,
     Private Placements

     And
     Lincoln Investment Management, Inc. 200
     East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
      Fax: (219) 455-5499, Private Placements

(3)  Address for all communications:

     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

Tax ID #35-0472300

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
THE LINCOLN NATIONAL LIFE INSURANCE          $5,000,000
 COMPANY

(1)  All payments on account of the Notes
      shall be made by wire transfer of
     immediately available funds to Bankers
     Trust Company, ABA #021001033, New
     York, NY, Attention: Private Placement
     Processing, Account No. 99-911-145, for
     further credit to The Lincoln National
     Life Insurance Company (APL), Custody
     Account No. 98619, with sufficient
     information to identify the source and
     application of such funds, including
     the PPN (233293 A* 0) of the issue.

(2)  Address for all notices of payment:

     Bankers Trust Company
       Attn: Private Placement Unit
     PO Box 998; Bowling Green Station
     New York, NY 10274
     Fax: (615) 835-2493, Crystal Jones,
     Private Placements

     And

     Lincoln Investment Management, Inc. 200
     East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private
     Placements
      Fax: (219) 455-5499, Private
     Placements

(3)  Address for all communications:

     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

Tax ID #35-0472300

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
THE LINCOLN NATIONAL LIFE INSURANCE          $1,000,000
 COMPANY

(1)  All payments on account of the Notes
     shall be made by wire transfer of
     immediately available funds to Bankers
     Trust Company, ABA #021001033, New
     York, NY, Attention: Private Placement
     Processing, Account No. 99-911-145, for
     further credit to The Lincoln National
     Life Insurance Company (LNL76), Custody
     Account No. 98705,
     with sufficient information to identify
     the source and application of such
     funds, including the PPN (233293 A* 0)
     of the issue.

(2)  Address for all notices of payment:

     Bankers Trust Company
        Attn: Private Placement Unit
     PO Box 998; Bowling Green Station
     New York, NY 10274
     Fax: (615) 835-2493, Crystal Jones,
     Private Placements

     And

     Lincoln Investment Management, Inc. 200
     East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

(3)  Address for all communications:

     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

Tax ID #35-0472300

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
THE LINCOLN NATIONAL LIFE INSURANCE          $2,000,000
 COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

     Chase Manhattan Bank
     ABA #021000021
     New York, NY
     CHASE NYC/CTR/BNF
     A/C# 900-9-000200
     FURTHER CREDIT: The Lincoln National
     Life Insurance Company (CIP), Custody
      #: G07173
     with sufficient information to identify
     the source and application of such
     funds, including the PPN (233293 A* 0)
     of the issue.

(2)  Address for all notices of payment:

     Chase Manhattan Bank
       Private Placement Servicing
     PO Box 1508; Church Street Station
     New York, NY 10081
     Fax: (212) 623-6422, Private
     Placements

     And
     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

(3)  Address for all communications:

     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

Tax ID #35-0472300

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
THE LINCOLN NATIONAL LIFE INSURANCE          $5,000,000
 COMPANY

(1)  All payments on account of the Notes
     shall be made by wire transfer of
     immediately available funds to:

     Chase Manhattan Bank
     ABA #021000021
     New York, NY
     CHASE NYC/CTR/BNF
     A/C# 900-9-000200
     FURTHER CREDIT: The Lincoln National
     Life Insurance Company (IACC), Custody
     #: G07176
     with sufficient information to identify
     the source and application of such
     funds, including the PPN (233293 A* 0)
     of the issue.

(2)  Address for all notices of payment:

     Chase Manhattan Bank
     Private Placement Servicing
     PO Box 1508; Church Street Station
     New York, NY 10081
     Fax: (212) 623-6422, Private Placements

     And
     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

(3)  Address for all communications:

     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

Tax ID #35-0472300

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
LINCOLN LIFE & ANNUITY COMPANY               $2,000,000
 OF NEW YORK

(1)  All payments on account of the Notes
     shall be made by wire transfer of
     immediately available funds to Bankers
     Trust Company, ABA #021001033, New
     York, NY, Attention: Private Placement
     Processing, Account No. 99-911-145, for
     further credit to A/C: LINC LIFE &
     ANNTY CO OF NEW YORK, Custody Account
     No. 98722, with sufficient information
     to identify the source and application
     of such funds, including the PPN
     (233293 A* 0) of the issue.

(2)  Address for all notices of payment:

     Bankers Trust Company
     Attn: Private Placement Unit
     PO Box 998; Bowling Green Station
     New York, NY 10274
     Fax: (615) 835-2493, Private Placements

     And
     Lincoln Investment Management, Inc. 200
     East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

(3)  Address for all communications:

     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

Tax ID #16-1505436

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
LINCOLN LIFE & ANNUITY COMPANY               $1,000,000
 OF NEW YORK

(1)  All payments on account of the Notes
     shall be made by wire transfer of
     immediately available funds to Bankers
     Trust Company, ABA #021001033, New
     York, NY, Attention: Private Placement
     Processing, Account No. 99-911-145, for
     further credit to A/C: LINC LIFE &
     ANNTY CO OF NEW YORK, Custody Account
     No. 98698, with sufficient information
     to identify the source and application
     of such funds, including the PPN
     (233293 A* 0) of the issue.

(2)  Address for all notices of payment:

     Bankers Trust Company
     Attn: Private Placement Unit
     PO Box 998; Bowling Green Station
     New York, NY 10274
     Fax: (615) 835-2493, Private Placements

     And
     Lincoln Investment Management, Inc. 200
     East Berry Street, Renaissance Square
     Fort Wayne, IN 46802
     Attention: Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

(3)  Address for all communications:

     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

Tax ID #16-1505436

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
LINCOLN LIFE & ANNUITY COMPANY               $3,000,000
 OF NEW YORK

(1)  All payments on account of the Notes
      shall be made by wire transfer of
     immediately available funds to Bankers
     Trust Company, ABA #021001033, New
     York, NY, Attention: Private Placement
     Processing, Account No. 99-911-145, for
     further credit to A/C: LINC LIFE &
     ANNTY CO OF NEW YORK, Custody Account
     No. 98440, with sufficient information
     to identify the source and application
     of such funds, including the PPN
     (233293 A* 0) of the issue.

(2)  Address for all notices of payment:

     Bankers Trust Company
     Attn: Private Placement Unit
     PO Box 998; Bowling Green Station
     New York, NY 10274
     Fax: (615) 835-2493, Private Placements

     And
     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

(3)  Address for all communications:

     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

Tax ID #16-1505436

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
LINCOLN LIFE & ANNUITY COMPANY               $2,000,000
 OF NEW YORK

(1)  All payments on account of the Notes
     shall be made by wire transfer of
     immediately available funds to:

     Chase Manhattan Bank
     ABA #021000021
     New York, NY
     CHASE NYC/CTR/BNF
     A/C# 900-9-000200
     FURTHER CREDIT: Lincoln Life & Annuity
     Company of New York, Custody #: G07170
     with sufficient information to identify
     the source and application of such
     funds, including the PPN (233293 A* 0)
     of the issue.

(2)  Address for all notices of payment:

     Chase Manhattan Bank
     Private Placement Servicing
     PO Box 1508; Church Street Station
     New York, NY 10081
     Fax: (212) 623-6422, Private Placements

     And
     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802 Attention:
     Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

(3)  Address for all communications:

     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

Tax ID #16-1505436

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
LINCOLN NATIONAL REINSURANCE COMPANY         $2,000,000
 LIMITED

(1)  All payments on account of the Notes
     shall be made by wire transfer of
     immediately available funds to:

     Chase Manhattan Bank
     ABA #021000021
     New York, NY
     CHASE NYC/CTR/BNF
     A/C# 900-9-000200
     FURTHER CREDIT: Lincoln National
     Reinsurance Company Limited, Custody #: G06325 with sufficient information to identify the source and application of such funds, including the PPN (233293 A* 0) of the issue.

(2)  Address for all notices of payment:

     Chase Manhattan Bank
     Private Placement Servicing
     PO Box 1508; Church Street Station
     New York, NY 10081
     Fax: (212) 623-6422, Private Placements

     And
     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

(3)  Address for all communications:

     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802 Attention:
     Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

Tax ID #31-1257231

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
LINCOLN NATIONAL HEALTH & CASUALTY           $2,000,000
  INSURANCE COMPANY

(1)  All payments on account of the Notes
     shall be made by wire transfer of
     immediately available funds to:

     Chase Manhattan Bank
     ABA #021000021
     New York, NY
     CHASE NYC/CTR/BNF
     A/C# 900-9-000200
     FURTHER CREDIT: Lincoln National Health
     & Casualty Insurance Company, Custody
     #: G06323
     with sufficient information to identify
     the source and application of such
     funds, including the PPN (233293 A* 0)
     of the issue.

(2)  Address for all notices of payment:

     Chase Manhattan Bank
     Private Placement Servicing
     PO Box 1508; Church Street Station
     New York, NY 10081
     Fax: (212) 623-6422, Private Placements

     And
     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

(3)  Address for all communications:

     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

Tax ID #35-1495207

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
FIRST PENN-PACIFIC LIFE INSURANCE COMPANY    $2,000,000
(Register Notes in the name of "CUDD & CO")

(1)  All payments on account of the Notes
     shall be made by wire transfer of
     immediately available funds to:

     Chase Manhattan Bank
     ABA #021000021
     New York, NY
     CHASE NYC/CTR/BNF
     A/C# 900-9-000200
     FURTHER CREDIT to A/C: G-05996 First
     Penn-Pacific Life Inc Co.
     with sufficient information to identify
     the source and application of such
     funds, including the PPN (233293 A* 0)
     of the issue.

(2)  Address for all notices of payment:

     Chase Manhattan Bank
     Private Placement Servicing
     PO Box 1508; Church Street Station
     New York, NY 10081
     Fax: (212) 623-6422, Private Placements

     And
     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

(3)  Address for all communications:

     Lincoln Investment Management, Inc.
     200 East Berry Street, Renaissance Square
     Fort Wayne, IN  46802
     Attention:  Investments/Private Placements
     Fax: (219) 455-5499, Private Placements

Tax ID #23-2044248

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
TEACHERS INSURANCE AND ANNUITY               $70,000,000
 ASSOCIATION OF AMERICA

(1)  All payments in immediately available
          funds at the opening of business on the due date by electronic funds transfer through the Automated
          Clearing House System to:

          The Chase Manhattan Bank
          ABA #021-000-021
          New York, New York

          Account of: Teachers Insurance and Annuity
                      Association of America
          Account Number: 900-9-000200
          For further credit to the TIAA Account Number G07040
          Reference: PPN (233293 A* 0)/Issuer (DPL Inc.)/Mat.
               Date/Coupon Rate/P&I Breakdown

(2) Contemporaneous with the above electronic funds transfer, mail or fax the following information setting forth: (1) the full name, private placement number, interest rate and maturity date of the Notes;(2) the allocation of payment between principal, interest, premium and any special payment; and (3) the name and address of the Bank (or Trustee) from which such transfer was sent, to:

          Teachers Insurance and Annuity Association of America
          730 Third Avenue
          New York, NY 10017-3206
          Attention: Securities Accounting Division
          Telephone Number: (212) 916-4188
          Facsimile Number: (212) 916-6955

(3)  All other communications:

          Teachers Insurance and Annuity Association of America
          730 Third Avenue
          New York, NY 10017-3206
          Attention: Securities Division
          Telephone Number: (212) 916-6578 (John Goodreds)
                            (212) 490-9000 (General)
          Facsimile Number: (212) 916-6582 (Team Fax No.)

Tax ID No.: 13-1624203

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
TEACHERS INSURANCE AND ANNUITY               $10,000,000
 ASSOCIATION OF AMERICA

(1) All payments in immediately available funds at the opening of business on the due date by electronic funds transfer through the Automated Clearing House
     System to:

          The Chase Manhattan Bank
          ABA #021-000-021
          New York, New York

          Account of: TIAA Personal Annuity Private Placements
          Account Number: 900-9-000200
          For further credit to the TIAA Account Number G07320
          Reference: PPN (233293 A* 0)/Issuer (DPL Inc.)/Mat.
               Date/Coupon Rate/P&I Breakdown

(4) Contemporaneous with the above electronic funds transfer, mail or fax the following information setting forth: (1) the full name, private placement number, interest rate and maturity date of the Notes; (2) the allocation of payment between principal, interest, premium and any special payment; and (3) the name and address of the Bank (or Trustee) from which such transfer was sent, to:

          Teachers Insurance and Annuity Association of America
          730 Third Avenue
          New York, NY 10017-3206
          Attention: Securities Accounting Division
          Telephone Number: (212) 916-4188
          Facsimile Number: (212) 916-6955

(5)  All other communications:

          Teachers Insurance and Annuity Association of America
          730 Third Avenue
          New York, NY 10017-32064
          Attention: Securities Division
          Telephone Number:   (212) 916-6578 (John Goodreds)
                              (212) 490-9000 (General)
          Facsimile Number:   (212) 916-6582 (Team Fax No.)

Tax ID No.: 13-1624203

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
TEACHERS INSURANCE AND ANNUITY               $10,000,000
 ASSOCIATION OF AMERICA

(1) All payments in immediately available funds at the opening of business on the due date by electronic funds transfer through the Automated
     Clearing House System to:

          The Chase Manhattan Bank
          ABA #021-000-021
          New York, New York

          Account of: TIAA Insurance Private Placements
          Account Number: 900-9-000200
          For further credit to the TIAA Account Number G07319
          Reference: PPN (233293 A* 0)/Issuer (DPL Inc.)/Mat.
          Date/Coupon Rate/P&I Breakdown

(6) Contemporaneous with the above electronic funds transfer, mail or fax the following information setting forth: (1) the full name, private placement number, interest rate and maturity date of the Notes; (2) the allocation of payment between principal, interest, premium and any special payment; and (3) the name and address of the Bank (or Trustee) from which such transfer was sent, to:

          Teachers Insurance and Annuity Association of America
          730 Third Avenue
          New York, NY 10017-3206
          Attention: Securities Accounting Division
          Telephone Number: (212) 916-4188
          Facsimile Number: (212) 916-6955

(7)  All other communications:

          Teachers Insurance and Annuity Association of America
          730 Third Avenue
          New York, NY 10017-3206
          Attention: Securities Division
          Telephone Number:   (212) 916-6578 (John Goodreds)
                              (212) 490-9000 (General)
          Facsimile Number:   (212) 916-6582 (Team Fax No.)

Tax ID No.: 13-1624203

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
NEW YORK LIFE INSURANCE COMPANY               $15,000,000


(1) All payments by wire or intrabank transfer of immediately available funds:

     Chase Manhattan Bank
     New York, New York  10019
     ABA No.: 021-000-021
     For the account of New York Life Insurance Company
     General Account No. 008-9-00687

     with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium or interest) to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

     New York Life Insurance Company
     51 Madison Avenue
     New York, NY  10010-1603
     Attention:  Treasury Department
                 Securities Income Section
                 Room 209
                 Fax: (212) 447-4160

(3)  All other communications:

     New York Life Insurance Company
     51 Madison Avenue
     New York, NY  10010-1603
     Attention: Investment Department
                Private Finance Group
                Room 206
                Fax: (212) 447-4122

     With a copy of any notices regarding defaults or Events of Default to:

     New York Life Insurance Company

                                                        SCHEDULE A
     51 Madison Avenue
     New York, NY  10010-1603
     Attention: Office of General Counsel
                Investment Section
                Room 1104
                Fax: (212) 576-8340

Tax ID No.:  13-5582869

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
NEW YORK LIFE INSURANCE AND ANNUITY           $35,000,000
 CORPORATION

(1) All payments by wire or intrabank transfer of immediately available funds:
     Chase Manhattan Bank
     New York, New York ABA No.: 021-000-021
     Credit: New York Life Insurance and Annuity Corporation
     Account No. 323847382

     with sufficient information (including issuer,
     PPN number, interest rate, maturity and whether payment is of principal, premium or interest) to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

     New York Life Insurance and Annuity Corporation
     c/o New York Life Insurance Company
     51 Madison Avenue
     New York, New York  10010-1603
     Attention:  Treasury Department
                 Securities Income Section
                 Room 209
                 Fax: (212) 447-4165

                                                        SCHEDULE A
(3)  All other communications:

     New York Life Insurance and Annuity Corporation
     c/o New York Life Insurance Company
     51 Madison Avenue
     New York, New York  10010-1603
     Attention:  Investment Department Private Finance Group
                 Room  206
                 Fax: (212) 447-4122

     With a copy of any notices regarding defaults or Events of Default to:

     New York Life Insurance and Annuity Corporation
     c/o New York Life Insurance Company
     51 Madison Avenue
     New York, NY  10010-1603
     Attention: Office of General Counsel
                Investment Section
                Room 1104
                Fax: (212) 576-8340

Tax ID No.:  13-3044743

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
NEW YORK LIFE INSURANCE AND ANNUITY           $10,000,000
 CORPORATION INSTITUTIONALLY OWNED
 LIFE INSURANCE SEPARATE ACCOUNT

(1) All payments by wire or intrabank transfer of immediately available funds:

     Chase Manhattan Bank
     New York, New York ABA No.: 021-000-021
     Credit: NLYIAC SEPARATE BOLI 3 BROAD FIXED
      Account No. 323-8-39002
     with sufficient information (including issuer,
     PPN number, interest rate, maturity and whether payment is of principal, premium or interest) to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

     New York Life Insurance and Annuity Corporation
     Institutionally Owned Life Insurance Separate Account
     c/o New York Life Insurance Company
     51 Madison Avenue
     New York, New York  10010-1603
     Attention:  Treasury Department
                 Securities Income Section
                 Room 209
                 Fax: (212) 447-4160


(3)  All other communications:

     New York Life Insurance and Annuity Corporation
     Institutionally Owned  Life Insurance Separate Account

                                                        SCHEDULE A

    c/o New York Life Insurance Company
     51 Madison Avenue
     New York, New York  10010-1603
     Attention:  Investment Department Private Finance Group
                 Room  206
                 Fax: (212) 447-4122

     With a copy of any notices regarding defaults or Events of Default to:

     New York Life Insurance and Annuity Corporation
     Institutionally Owned  Life Insurance Separate Account
     c/o New York Life Insurance Company
     51 Madison Avenue
     New York, NY  10010-1603
     Attention: Office of General Counsel
                Investment Section
                Room 1104
                Fax: (212) 576-8340

Tax ID No.:  13-3044743

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
THE TRAVELERS INSURANCE COMPANY               $29,000,000

(Register Notes in the name of "TRAL & CO")

(1) All payments by wire or intrabank transfer of immediately available funds:
     Chase Manhattan Bank
     New York, New York ABA No.: 021-000-021
     Travelers Private Placement
     Account Account No. 910-2-587434

     with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

     Travelers Investment Group
     One Tower Square 10PB
     Hartford CT 06183
     Attn: Cashiers Division
           Fax: 860-277-2299
           Phone: 860-277-2213

(3)  All other communications:

     Travelers Investment Group
     One Tower Square 9PB
     Hartford CT 06183
     Attn: Robert Mills
     Fax: 860-954-5243

Tax ID No.:  06-0566090

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
FIRST TRENTON INDEMNITY COMPANY               $3,000,000

(Register Notes in the name of "HARE & CO")

(1) All payments by wire or intrabank transfer of immediately available funds:

     First Union CHAR/PHIL
     ABA # 031201467
     Acct # 5014179770579
     For further credit to First Trenton Indemnity Company
     # 56-6312-00
     Attn: Mary Pitt

     with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

     Travelers Investment Group
     One Tower Square 10PB
     Hartford CT 06183
     Attn: Cashiers Division
     Fax: 860-277-2299
     Phone: 860-277-2213

(3)  All other communications:

     Travelers Investment Group
     One Tower Square 9PB
     Hartford CT 06183
     Attn: Robert Mills
     Fax: 860-954-5243

Tax ID No.:  13-6062916

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
PRIMERICA LIFE INSURANCE COMPANY              $10,000,000

(Register Notes in the name of "CUDD & CO")

(1) All payments by wire or intrabank transfer of immediately available funds:

     Chase Manhattan Bank
     New York, New York
     ABA No.: 021-000-021
     Credit Acct. 910-2-790079

     with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

     Travelers Investment Group
     One Tower Square 10PB
     Hartford CT 06183
     Attn: Cashiers Division
     Fax: 860-277-2299
     Phone: 860-277-2213

(3)  All other communications:

     Travelers Investment Group
     One Tower Square 9PB
     Hartford CT 06183
     Attn: Robert Mills
     Fax: 860-954-5243

Tax ID No.:  04-1590590

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
PREMIER INSURANCE COMPANY
 OF MASSACHUSETTS                           $2,000,000

(Register Notes in the name of "CUDD & CO")

(1) All payments by wire or intrabank transfer of immediately available funds:

     Chase Manhattan Bank
       New York, New York
     ABA No.: 021-000-021 Credit
     Acct # 910-2-723344

     with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

     Travelers Investment Group
     One Tower Square 10PB
     Hartford CT 06183
     Attn: Cashiers Division
     Fax: 860-277-2299
     Phone: 860-277-2213

(3)  All other communications:

     Travelers Investment Group
     One Tower Square 9PB
     Hartford CT 06183
     Attn: Robert Mills
     Fax: 860-954-5243

Tax ID No.:  04-3175569

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
THE TRAVELERS LIFE AND ANNUITY COMPANY        $1,000,000
(Register Notes in the name of "TRAL & CO")

(1) All payments by wire or intrabank transfer of immediately available funds:

     Chase Manhattan Bank
     New York, New York ABA No.: 021-000-021
     Travelers Private Placement
     Account Account No. 910-2-587434

     with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

     Travelers Investment Group
     One Tower Square 10PB
     Hartford CT 06183
     Attn: Cashiers Division
     Fax: 860-277-2299
     Phone: 860-277-2213

(3)  All other communications:

     Travelers Investment Group
     One Tower Square 9PB
     Hartford CT 06183
     Attn: Robert Mills
     Fax: 860-954-5243

Tax ID No.:  06-0904249

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
FIRST FLORIDIAN AUTO & HOME
 INSURANCE COMPANY                           $2,000,000

(Register Notes in the name of "TRAL & CO")

(1) All payments by wire or intrabank transfer of immediately available funds:

     Chase Manhattan Bank
     New York, New York ABA No.: 021-000-021
     Travelers Private Placement
     Account Account No. 910-2-587434

     with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:
     Travelers Investment Group
     One Tower Square 10PB
     Hartford CT 06183
     Attn: Cashiers Division
     Fax: 860-277-2299
     Phone: 860-277-2213

(3)  All other communications:

     Travelers Investment Group
     One Tower Square 9PB
     Hartford CT 06183
     Attn: Robert Mills
     Fax: 860-954-5243

                                                        SCHEDULE A

                                         Principal Amount of
Name of Purchaser                       Notes to be Purchased
-----------------                       ---------------------
NATIONAL BENEFIT LIFE INSURANCE COMPANY       $3,000,000
(Register Notes in the name of "CUDD & CO")

(1) All payments by wire or intrabank transfer of immediately available funds:

     Chase Manhattan Bank
     New York, New York
     ABA No.: 021-000-021 Credit
     Acct # 910-2-970384

     with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

     Travelers Investment Group
     One Tower Square 10PB
     Hartford CT 06183
     Attn: Cashiers Division
     Fax: 860-277-2299
     Phone: 860-277-2213

(3)  All other communications:

     Travelers Investment Group
     One Tower Square 9PB
     Hartford CT 06183
     Attn: Robert Mills
     Fax:860-954-5243

                                                        SCHEDULE B
                         DEFINED TERMS
                         -------------

          As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

          "Affiliate" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

          "Applicable Spread" means, for any day during the occurrence and continuance of a Credit Rating Event, the applicable rate per annum set forth below under the caption "Applicable Spread" and opposite the lower of the rating by Moody's and S&P in effect on such day with respect to the senior unsecured long-term indebtedness of the Company:

Indebtedness Ratings:                   Applicable Spread
--------------------                    -----------------

Category 1
----------
"Baa1" by Moody's or "BBB+" by S&P      0.25%  (25 basis points)

Category 2
----------
"Baa2" by Moody's or "BBB" by S&P       0.35%  (35 basis points)

Category 3
----------
"Baa3" or lower by Moody's              0.50%  (50 basis points)
 or "BBB-" or lower by S&P

          For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a rating for such long-term indebtedness of the Company, then such Rating Agency shall be deemed to have established a rating in Category 3; (ii) if the ratings established or deemed to have been established by Moody's and S&P for such long-term indebtedness of the Company shall fall within different Categories, the Applicable Spread shall be based on the lower of the two ratings; and (iii) if the ratings established or deemed to have been established by Moody's...

 ...and S&P for such long-term indebtedness of the Company shall be changed, such change shall be effective as of the date on which it is first announced by the applicable Rating Agency. Each change in the Applicable Spread shall apply during the period commencing on the effective date of such change (whether such change shall be an upgrade or a downgrade) and ending on the date immediately preceding the effective date of the next such change (whether such change shall be an upgrade or a downgrade).

          "Assets" means, with respect to any Person, the whole or any part of its business, property, assets, cash and receivables.

          "Business Day" means (a) for the purposes of Section
8.7 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Dayton, Ohio are required or authorized to be closed.

          "Closing" is defined in Section 3.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

          "Company" means DPL Inc., an Ohio corporation, or any successor thereto that shall have become such in the manner prescribed in Section 10.2.

          "Confidential Information" is defined in Section 20.

          "Consolidated Capitalization" means the sum obtained by adding (i) Consolidated Shareholders' Equity, (ii) Consolidated Indebtedness for money borrowed (exclusive of any thereof which is due and payable within one year of the date such sum is determined) and, without duplication, (iii) any preference or preferred stock of the Company or any Consolidated Subsidiary which is subject to mandatory redemption or sinking funds provisions.

          "Consolidated Indebtedness" means total indebtedness as shown on the consolidated balance sheet of the Company and its Consolidated Subsidiaries.

          "Consolidated Shareholders' Equity" means the total Assets of the Company and its Consolidated Subsidiaries less all liabilities of the Company and its Consolidated Subsidiaries. As used in this definition, "liabilities" means all obligations which would, in accordance with GAAP, be classified on a balance sheet as liabilities, including without limitation, (i) indebtednesssecured by property of the Company or any of its Consolidated Subsidiaries whether or not the Company or such Consolidated Subsidiary is liable for the payment thereof unless, in the case that the Company or such Consolidated Subsidiary is not so liable, such property has not been included among the Assets of the Company or such Consolidated Subsidiary on such balance sheet, (ii) deferred liabilities and (iii) indebtedness of the Company or any of its Consolidated Subsidiaries that is expressly subordinated in right and...

 ...priority of payment to other liabilities of the Company or such Consolidated Subsidiary. As used in this definition, "liabilities" includes preference or preferred stock of the Company or any Consolidated Subsidiary only to the extent of any such preference or preferred stock that is subject to mandatory redemption or sinking fund provisions.

          "Consolidated Subsidiary" means at any date any Subsidiary the financial statements of which under GAAP would be consolidated with those of the Company in its consolidated financial statements as of such date.

          "Credit Rating Event" is defined in Section 8.1(c).

          "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

          "Default Rate" means, at any time, that rate of interest that is equal to the rate of interest otherwise applicable to the Notes at such time (giving effect to the provisions of Section 8.1) plus 1.00%.

          "DP&L" means The Dayton Power and Light Company, an
Ohio corporation, and its successors and their assigns

          "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

          "ERISA" means the Employee Retirement Income Security
Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

          "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

          "Event of Default" is defined in Section 11.

          "Exchange Act" means the Securities Exchange Act of
1934, as amended.

          "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

          "Governmental Authority" means

          (a)  the government of

             (i) the United States of America or any State or other political subdivision thereof, or

             (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, of which asserts jurisdiction over any properties of the Company or any Subsidiary, or

          (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

          "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

           "Indebtedness" means, with respect to any Person, all indebtedness, whether or not represented by bonds, debentures, notes or other securities, created or assumed by such Person for the repayment of money borrowed; all indebtedness for money borrowed secured by a Lien upon property owned by such Person and upon which indebtedness for money borrowed such Person customarily pays interest, although such Person has not assumed or become liable for the payment of such indebtedness for money borrowed, shall for purposes of this Agreement be deemed to be Indebtedness of such Person; all indebtedness of others for money borrowed which is guaranteed as to payment of principal by such Person or in effect guaranteed by such Person through a contingent agreement to purchase such indebtedness for money borrowed shall for purposes of this Agreement be deemed to be Indebtedness of such Person, but no other contingent obligation of such Person in respect of indebtedness for money borrowed or other obligations incurred by others shall for purposes of this Agreement be deemed to be Indebtedness of such Person.

           "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

           "Lien" is defined in Section 10.3.

           "Make-Whole Amount" is defined in Section 8.7.

           "Material" means material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries taken as a whole.

           "Material Adverse Effect" means a material adverse effect on (a) the business,...

 ...operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

           "Memorandum" is defined in Section 5.3.

           "Moody's" means Moody's Investors Service, Inc.

           "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

           "Notes" is defined in Section 1.

           "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

           "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, or other counsel acceptable to the Required Holders.

           "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

           "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

           "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

           "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

           "PTE" means a Prohibited Transaction Exemption issued by the Department of Labor.

           "Purchaser" is defined in the first paragraph of this Agreement.

           "QPAM Exemption" means Prohibited Transaction Class
Exemption 84-14 issued by the United States Department of Labor.

           "Rating Agencies" means Moody's and S&P.

           "Rating Change" is defined in Section 8.1(d).

           "Required Holders" means, at any time, the holders of a majority in principal amount of the Notes at the time outstanding
(exclusive of Notes then owned by the Company or any of its Affiliates).

           "Responsible  Officer" means  any Senior Financial
Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

           "Securities Act" means the Securities Act of 1933, as amended from time to time.

           "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

           "Significant Subsidiary" means at any time any Subsidiary that would at such time constitute a "significant subsidiary" (as such term is defined in Regulation S-X of the Securities and Exchange Commission as in effect on the date of the Closing) of the Company.

           "S&P" means Standard & Poor's Rating Group, a division of McGraw-Hill, Inc.

           "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

                                                        EXHIBIT 1
                         [FORM OF NOTE]
                             DPL INC.

                    6.32% SENIOR NOTE DUE 2004

No. [_____]                                                [Date]
$[_______]                                        PPN 233293 A* 0

           FOR VALUE RECEIVED, the undersigned, DPL INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Ohio, hereby promises to pay to
[___________________________],   or   registered  assigns, the
principal  sum  of [___________________________] DOLLARS (or so
much thereof as shall not have been prepaid) on April 6, 2004, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.32% per annum from the date hereof, payable semiannually, on the 6th day of April and October in each year, commencing with October 6, 1999, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate (as defined in the Note Purchase Agreement referred to below). Notwithstanding anything to the contrary above, the interest rate applicable to this Note may be increased as provided in Section 8.1 of the Note Purchase Agreement referred to below.

           Payments of principal of, interest on and any Make Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

           This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreement, dated as of April 6, 1999 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement.

           This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

           This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                              DPL INC.
                              By____________________________
                                Title:

                                        EXHIBIT 4.4(a)

    FORM OF OPINION OF SPECIAL COUNSEL
              TO THE COMPANY
         Matters To Be Covered In
Opinion of Special Counsel To the Company
                [To follow]

                                        EXHIBIT 4.4(b)
    FORM OF OPINION OF SPECIAL COUNSEL
             TO THE PURCHASERS



 [TO BE PROVIDED ON A CASE BY CASE BASIS]